 Exhibit 10.11

Confidential portions of this document have been redacted and omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission (the "SEC") pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The redacted and omitted portions are indicated with the notation "*" and have been filed separately with the SEC.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

Page of Pages 1 | 4

2. AMENDMENT/MODIFICATION NO. 0004	3. EFFECTIVE DATE 09/15/2016	4. REQUISITION/PURCHASE REQ NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE IO-NCI National Institutes of Health National Cancer Institute Bethesda, MD 20892-7511		7. ADMINISTERED BY *(If other than Item 6)* CODE ADM-NCI National Institutes of Health National Cancer Institute Bethesda, MD 20892-7511	
8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)* ENUMERAL BIOMEDICAL CORP.:1217635 200 CAMBRIDGEPARK DRIVE 2000 CAMBRIDGE, MA 021402307		(x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED *(SEE ITEM 11)* X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN261201400048C 10B. DATED *(SEE ITEM 13)* 09/10/2014	
CODE	FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended, [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a)(3) and by mutual agreement
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

SBIR Phase II Topic 309: Deployment of Prototype System for Detection of Multiple Analytes in Small Tissue Samples. Period of Performance: 9/16/2014 - 3/15/2017

The purpose of Modification 0004 is to extend the Period of Performance and update the Contract Specialist in Article F.2.

Delivery: 09/15/2014

Delivery Location Code: 2115 E JEFFERSON ST

2115 E Jefferson St
MSC 8500 Suite 48 432
Bethesda MD 20892-8500 US

Continued... Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect 15A. NAME AND TITLE OF SIGNER (Type or print) Kevin Sarney, VP of Finance 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) C. TIMOTHY CRILLEY 15B.CONTRACTOR/OFFEROR /s/ Kevin Sarney •(Signature of person authorized to sign) 15C. DATE SIGNED 9/13/16 168 UNITED STATES OF AMERICA /s/ C. Timothy Crilley (Signature of Contracting Officer) 16C DATE SIGNED 9/13/16 NSN 7540-01-152-8070 Previous edition unusable STANDARD FORM 30 (REV. 10-<33) Prescribed by GSA FAR (48 CFR) 53 243

REFERENCE NO. OF DOCUMENT BEING CONTINUED CONTINUATION SHEET HHSN261201400048C/0004 NAME OF OFFEROR OR CONTRACTOR ENUMERAL BIOMEDICAL CORP.:1217635 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F)

1 Payment: Approved By, NCI Branch C Invoices Paid By: NIH Commercial Accounts Br 2115 East Jefferson St, MSC 8500 Room 4B-432 Bethesda, MD 20892-8500 FOB: Destination Period of Performance: 09/16/2014 to 03/15/2017 Change Item 1 to read as follows(amount shown is the obligated amount): Special Handling: None HHSN261201400048C; Topic 309 Development of Low Cost Small Sample Multi-Analytes Tech for Cancer Diagnosis, Prognosis & Early Detection Title: Deployment of Prototype System for Detection of Multi. Anal. in Small Tissue Sample Period of Performance 9/15/2014 - 3/15/2017 Obligated Amount: $0.00 Delivery To: 9609/1W550 Product/Service Code: ANll Product/Service Description: R&D- MEDICAL: BIOMEDICAL (BASIC RESEARCH) Project Data: 125132.l.HNC1J NCI OD SBIR(DC SMALL BUSINESS INNOVATION RESEARCH (SB.2555 RESEARCH AND DEVELOPMENT.09/02/2014 Accounting Info: 08024920141DA0.2014.03.Cl00.HNC1000000C.E.00014.40 6.SBIR.2555.610001.9999.9999.9999 Funded: $0.00 0.00 NSN 7540-01-152-6067 OPTIONAL FORM 336 (4- 66) Sponsored by GSA FAR C46 CFRl 53110

1. The purpose of this Modification, 0004, is to update Articles 8.3 "Advance Understandings", F.1 "Period of Performance" and F.2 "Deliveries". 2. ARTICLE 8.3.b "Advance Understandings is update to reflect the extension of the subcontractor periods of performance FROM: b. Subcontract A cost-reimbursement type subcontract with Memorial Sloan Kettering Cancer Center (MSKCC) for the installation and work with the prototype system and optimization of the process from the standpoint of end-users for an amount not to exceed $* for the period 9/16/14-9/15/16. A copy of the signed, executed subcontract shall be provided to the Contracting Officer prior to performing work under this contract. A cost-reimbursement type subcontract with the Ragon Institute for their participation in the evaluation of the prototype for an amount not to exceed $* for the period 9/16/14-9/15/16. A copy of the signed, executed subcontract shall be provided to the Contracting Officer prior to performing work under this contract. A cost-reimbursement type subcontract with Memorial Sloan Kettering Cancer Center (MSKCC) for the installation and work with the prototype system and optimization of the process from the standpoint of end-users for an amount not to exceed $* for the period 9/16/14-03/15/2017. A copy of the signed, executed subcontract shall be provided to the Contracting Officer prior to performing work under this contract. A cost-reimbursement type subcontract with the Ragon Institute for their participation in the evaluation of the prototype for an amount not to exceed $* for the period 9/16/14- 03/15/2017. A copy of the signed, executed subcontract shall be provided to the Contracting Officer prior to performing work under this contract. 3. ARTICLE F.1"Deliveries"- is updated to reflect a no cost Period of Performance extension. The period of performance is updated from 9/16/2014-9/15/2016 to 9/16/2014-3/15/2017. 4. Article F.2.b "Deliveries is updated as shown below: FROM: b. The above items shall be addressed and emailed to ncibranchcinvoices@mail.nih. gov . The following addresses are provided for general correspondence and other deliveries: Addressee Deliverable Item No. Quantity Mandie S. White , Contracting Officer National Cancer Institute 1-17 One (1) electronic copy *

Office of Acquisitions, Room 4036 Riverside Five, Suite 400 8490 Progress Drive Frederick, MD 21701 *, COR National Cancer Institute NCI SBIR & STTR Programs , Room 9609 Medical Center Drive, MSC 9705 Bethesda, MD 20892-9705 1-9 One (1) electronic copy ncibranchcinvoices@mail.nih.gov

OPERA, OEH, NIH 6705 Rockledge Drive Suite 310, MSC 7980 Bethesda , Maryland 20892-7980 12 One (1) hard copy to OPERA; One (1) electronic copy ncibranchcinvoices@mail.nih.gov

b. The above items shall be addressed and emailed to ncibranchcinvoices@mail.nih .gov. The following addresses are provided for general correspondence and other deliveries: Addressee Deliverable Item No. Quantity *, Contract Specialist National Cancer Institute Office of Acquisitions, Room 4036 Riverside Five, Suite 400 8490 Progress Drive Frederick, MD 21701 1-17 One (1) electronic copy * *, COR National Cancer Institute NCI SBIR & STTR Programs, Room 9609 Medical Center Drive, MSC 9705 Bethesda, MD 20892-9705 1-9 One (1) electronic copy ncibranchcinvoices@mail.nih.gov

OPERA, OEH, NIH 6705 Rockledge Drive Suite 310, MSC 7980 Bethesda , Maryland 20892-7980 12 One (1) hard copy to OPERA; One (1) electronic copy ncibranchcinvoices@mail.nih.gov

5. All other terms and conditions remain unchanged and are in full force and effect.

3